UNITED STATES
SECURITIES AND EXCHANGE COMMISSON
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2020

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 North Depot Street, Stanford, Kentucky	40484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 217-241-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of UTG, Inc. was held on June 24, 2020 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of nine directors:

Name	For	Withheld	Broker Non-Votes
Jesse T. Correll	2,435,719	385	256,569
Preston H. Correll	2,435,577	527	256,569
John M. Cortines	2,435,962	142	256,569
Thomas F. Darden, II	2,436,104	0	256,569
Howard L. Dayton, Jr.	2,435,149	955	256,569
Thomas E. Harmon	2,435,962	142	256,569
Gabriel J. Molnar	2,435,962	142	256,569
Peter L. Ochs	2,435,449	655	256,569
James P. Rousey	2,435,719	385	256,569

(b)	Votes regarding the non-binding, advisory basis, compensation of the Company’s named executive officers:

For	Against	Abstain
2,432,113	6,833	24,004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: June 24, 2020	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer